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                                                                   Exhibit 23.01

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2000, in the Registration Statement (Form S-1) and related Prospectus of Driveway Corporation for the registration of its common stock.

                                        /s/ Ernst & Young LLP

San Francisco, California
March 14, 2000